IEC electronics corp

Absolutely, Positively, Perfect and On-Time(sm)

Investor Presentation

May 2009

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2007 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Wall Street Coverage

- **The EMS sector is impressively efficient**
  - 15+ analysts cover some of the larger companies in the industry
  - Nothing new to glean and everyone's return on investment is effectively the same

  - **No analyst currently covers IEC**
    - Asymmetry of information provides opportunity
    - We are approaching another inflection point with the business.

Company Overview

- **Founded**: 1967
- **Location**: Newark and Victor, NY
- **# of Employees**: 370 +
- **State-of-the-art facilities**
  - 330,000 sq. ft. mfg facility
  - 10 SMT lines
  - COMSEC Standard, AS9100, ISO 9001:2000
  - Lean and Six Sigma environment and culture

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Company Overview (continued)

- Contract electronic manufacturing services for advanced technology companies primarily in the following sectors:
  - Military and Aerospace
  - Industrial
  - Medical

- Ultra high reliability applications for complex assemblies
  - Prototype and volume circuit board assembly
  - Test engineering support
  - Systems build, final packaging and distribution

Vision

"Absolutely, Positively Perfect and On-Time(sm)"

IEC electronics corp
Absolutely, Positively, Perfect and On-Time(sm)

Turn the Business Around?



Revenue (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009 (Projected)

Growth rate substantially greater than the EMS industry

- Realigned the organizations
- Changed the business model
- Developed or expanded proprietary capabilities

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model Change

- Operational strategy
  - Low volume, high value manufacturing model
    - Customers who have complicated electronics
  - Customers resistant to transferring work outside the U.S.
    - Proprietary technology
    - Government restrictions
  - Expect Core business to grow 17+/-% a year



IEC electronics corp

Absolutely, Positively, Perfect and On-Time

Sector Changes and Growth


2005
Industrial
28%
Communications
40%
1%
Military
31%
Computing
2008
Communications
Medical &
Other
11%
9%
Industrial
30%
Aerospace
11%
39%
Military

Military and Aerospace business has increased from essentially zero to 50% of IEC's revenues in 3 years

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Business Model: Part 2

- Acquisition growth
  - Retained small investment bank to assist strategy
  - Companies serving the same customer base
  - Increases customer switching cost
  - Strive for acquisitions able to double in revenue within four years

Val-U-Tech Acquisition

- To be renamed IEC Electronics Wire & Cable Inc.
  - Manufactures cable assemblies

- Expands our product line and supports our traditional customer base: military, medical and industrial
  - Leverages existing customer base of both companies + cross selling opportunities

- Accretive and better utilizes tax loss carry forward

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Proprietary Capability

- Material analysis lab
- Web access:
  - To manufacturing information
  - Quality data

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

High Reliability Material Analysis Lab

Competitors > 20X our size lack this capability



Ersascope image of dewet ceramic BGA caused by oxidation of eutectic Cu/Ag ball.

Stereo image of metal migration caused by improper flux usage during customer repair.





Crack in phosphor rich layer in ENIG finish on lead free assembly

Cross-sectional analysis of flip chip connection inside a BGA on a stacked microvia construction.



Where is the Sales Growth Coming From?



Revenue (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009
(Projected)

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Selected Customer Base

ViaSat

ZOLL
Advancing Resuscitation. Today.

TELEPHONICS®
A Griffon Company

GOODRICH

QinetiQ North America | Foster-Miller

WelchAllyn

L3 communications

COMTECH

GE

ITT

DRS TECHNOLOGIES

BAE SYSTEMS

The Economy and Our Customers

- Deep recession
- Impressive customers from a diverse group of industries
  - A number of customers are increasing their business with us
  - Military and Medical sectors remain strong
- Some customers are being negatively impacted
  - Cut their orders and not likely to improve for balance of '09
  - Not impervious to being "blindsided"
    - Paying attention to details

Market Sector and Growth Profile
Military & Defense



Worldwide leader in wired & wireless secured cockpit communications


39%



A global company developing and delivering advanced defense & aerospace systems



Industry leader in satellite communication for both commercial and government markets


Annual Revenue
Revenue ($000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY2005
FY2006
FY2007
FY2008

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Market Sector and Growth Profile
Industrial



A world leader providing systems for the production of integrated circuits


30%



Industry leader in atomic clocks and network synchronization



Leaders in locomotive and signaling products for the rail industry.


Annual Revenue
Revenue ($000's)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2005
FY2006
FY2007
FY2008

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Financial Overview

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Annual Sales Trend

- Strong year over year growth
- Sales growth of 25% 2007 to 2008



(In $ Thousands)
$ 55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
27,701
19,066
22,620
40,914
51,092
25%
2004
2005
2006
2007
2008

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

2008 Highlights

- Sales Increased 25%
- Added eight customers in our target markets
  - Numerous new projects for existing customers
- Operating Income increased by more than 140%
- Net Income before tax increased over 220%
- How are we doing this year?

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Growth Continues

Consolidated Statement of Operations

(in thousands, except per share data)

		Quarter Ended		Six Months Ended		Year Ended
		3/27/2009	3/28/2008	3/27/2009	3/28/2008	9/30/2008
		(Unaudited)		(Unaudited)		(Audited)
Net Sales	$	16,335	11,940	32,192	23,100	51,092
Gross Profit		2,607	1,383	4,841	2,529	6,217
Operating Profit		1,143	385	2,090	777	2,392
Interest Expense		91	84	215	176	452
Other Income (Expense)		(61)	-	(61)	-	306
Net Income Before Income Taxes		1,118	303	1,941	603	1,634
Net Income	$	2,619	673	3,150	1,093	10,477
Diluted Earnings (loss) per share	$	0.29	0.07	0.34	0.12	1.12
Diluted weighted average shares outstanding		9,153,384	9,002,089	9,341,210	9,034,332	9,337,097

IEC electronics corp

Absolutely, Positively, Perfect and On-Time

Achieving Strong Margins

Quarterly Margin Trends


Percent
18
16
14
12
10
8
6
4
2
0
16%
7%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Gross Profit Margin
Operating Margin

Operating Margin vs. Industry

IEC Operating Margin (ttm):	6.2%
IEC Operating Margin (quarter ended 3/28/09):	7.0%
Average EMS Sector Operating Margin (ttm)*:	3.07%

*Includes: Jabil, Sanmina, Flextronics, Celestica, Benchmark, Plexus, LaBarge and Nortech. Average omits highest and lowest figure.

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Looking Ahead

- It is hard to ignore the world around us
  - We do not expect any change to the economic environment for all of '09
- Anticipate continued growth from a diversified customer base
  - Sales growth between 25-30% for fiscal 2009
- Net income before tax is expected to increase by 100+%

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Looking Ahead


Market Focus
Unique Capability
Goal: $150 million company in 2012
Uncompromising Performance

Creating a more valuable company for our Customers, Employees and Shareholders;

IEC electronics corp
Absolutely, Positively, Perfect and On-Time

Conclusion

- A more valuable Company
  - Higher sales, higher margins, and reducing debt
- Markets that have long term growth prospects
- Laying the ground work to be more than $150 million company in the near future
- Focused on getting re-listed and establishing broad market appeal

IEC electronics corp
Absolutely, Positively, Perfect and On-Time